EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2016
Earnings Per Share [Abstract]
EARNINGS PER SHARE
EARNINGS PER SHARE

The components of the numerator and the denominator in the calculation of basic and diluted earnings per share are as follows:

(in thousands of $)	2016	2015	2014
Net (loss) income from continuing operations	(127,711)	(220,839)	16,253
Net loss from discontinued operations	—	—	(258)
Net (loss) income	(127,711)	(220,839)	15,995

(in thousands)	2016	2015	2014
Weighted average number of shares outstanding - basic	95,238	30,243	10,489
Impact of restricted stock units	8	27	30
Weighted average number of shares outstanding - diluted	95,246	30,270	10,519

The exercise of vested share options using the treasury stock method was anti-dilutive as of December 31, 2016 and 2015, as the Company reports a net loss for the years then ended. Therefore, as of December 31, 2016 and 2015, 84,000 and 76,200 shares, respectively, were excluded from the denominator in each calculations. The Company did not have any share options plans in existence as of December 31, 2014.

The conversion of the convertible bonds using the if-converted method was anti-dilutive as of December 31, 2016 and 2015, as the Company reports a net loss for the years then ended. Therefore, as of December 31, 2016 and 2015, 2,268,860 and 2,007,025 shares, respectively, were excluded from the denominator in each calculation. The Company did not have any convertible bonds in existence as of December 31, 2014.

On August 1, 2016 the Company completed a 1-for-5 reverse share split of the Company's common shares, whereby every 5 of the Company's issued and outstanding common shares with par value $0.01 per share were automatically combined into one issued and outstanding common share with par value $0.05 per share. The weighted average number of shares outstanding, the number of restricted stock units and the number of shares of the anti-dilutive instruments were retroactively adjusted in the calculations of the basic and diluted earnings per share.

On March 15, 2017 the Company completed an Equity offering at NOK 60 per share (equaling $6.97 at a NOK/USD exchange rate of 8.6078), raising gross proceeds of NOK 516.5 million (approximately $60 million) through the issuance of 8,607,800 shares. The issuance of shares that occurred after the year end would have changed materially the number of common shares outstanding at the year end, had this issuance occurred prior to the year end.